Rule 497(d)

                                     FT 391

   Supplement to the Prospectus dated April 12, 2000 as amended June 14, 2000

                 Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, all shares of Internet Capital Group, Inc. ("ICGE") have been removed from New e-conomy Growth and Treasury Securities Portfolio for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed will not be assessed the initial or deferred sales charge as described in the section entitled "Public Offering" in the Prospectus on the purchase of Trust Units.

At the time of purchase of Units pursuant to this provision you may elect to have distributions on your Units reinvested into additional Units of the Trust or distributed to you in cash. We reserve the right to limit or deny purchases of Units pursuant to this provision by investors whose frequent trading activity we determine to be detrimental to the Trust. Dealers and other selling agents will not receive a concession on sales described above, but such sales will be included in determining whether dealers are eligible to receive additional volume concessions.

The Public Offering Price includes a one-time initial sales charge equal to 4.9% of the Public Offering Price per Unit (equivalent to 5.15% of the net amount invested), which will be reduced by 1/2 of 1% on each subsequent April 30, commencing April 30, 2002, to a minimum sales charge of 3.00%. Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 4.0% of the Public Offering Price per Unit (or 65% of the maximum sales charge after April 30, 2002).



July 13, 2001